SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2012

ACCELPATH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27023	45-5151193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

352A Christopher Avenue, Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

352A Christopher Avenue, Gaithersburg, MD 20879

(Mailing Address)

(301) 767-2810

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Filing of Series G Certificate of Designation

On September 18, 2012, AccelPath, Inc. (“AccelPath” or the “Company”) filed the Series G Convertible Preferred Stock Certificate of Designation with the Secretary of State of Delaware (the “Certificate of Designation”) authorizing 1,250 shares of AccelPath’s Series G Convertible Preferred Stock, with a stated value of $1,000 (the “Series G Preferred”) and to establish the rights, preferences, privileges and obligations thereof.

As set forth in the Certificate of Designation, the Series G Preferred is convertible into AccelPath common stock at any time at the option of the holder thereof after six months from the date of issuance. After five years from the date of issuance or upon a change of control as defined in the Certificate of Designation, the Series G Preferred is automatically converted into shares of common stock. The number of shares of AccelPath common stock into which one share of Series G Preferred is convertible is determined by dividing $1,000 (the stated value) outstanding by the closing bid price on the trading day immediately prior to the date of the conversion notice (the “Conversion Price”); provided that if the closing bid price on such trading day is less than $0.02 per share, then the Conversion Price shall be $0.02. Accordingly, the 1,250 shares of Series G Preferred authorized under the Certificate of Designation at an assumed Conversion Price of $0.02 are currently convertible into 62,500,000 shares of AccelPath common stock.

The foregoing summary does not purport to be a complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Acquisition of Digipath Solutions, LLC

On September 18, 2012, AccelPath acquired all of the outstanding membership interests of Digipath Solutions, LLC, a Texas limited liability company (“Digipath”), from its sole member pursuant to an Equity Purchase Agreement dated September 18, 2012 among AccelPath, Digipath and Mr. Rishi Reddy (the “Purchase Agreement”). In accordance with the Purchase Agreement, as consideration for the purchase of the membership interests, AccelPath issued Mr. Reddy a convertible promissory note in the amount of $1,050,000 (the “Note”), 1,250 shares of Series G Preferred, and agreed to make a cash payment totaling $100,000, $500 of which was paid at closing, $49,500 will be paid no later than October 31, 2012 and the remaining $50,000 will be placed in escrow to satisfy any indemnification obligations that may arise until March 18, 2013. In addition, Mr. Reddy entered into a one-year consulting agreement with the Company pursuant to which he agreed to perform consulting and advisory services in the field of pathology and to serve as a member of the Company’s Medical Advisory Board for a monthly retainer of $8,333.

The Note bears an interest rate of 5% per annum and shall be paid on or before March 18, 2014. The entire principal amount of the Note may be converted into shares of common stock at the election of Mr. Reddy at any time. The number of shares into which the entire principal amount of the Note may be converted into is determined by dividing the entire principal amount of the Note outstanding by the closing bid price on the trading day immediately prior to the date of the conversion notice; provided that in no event shall the per share price be less than $0.065 per share. AccelPath has the option of paying the accrued and unpaid interest on the Note with shares of common stock at the closing bid price immediately prior to the due date, provided that the per share price shall not be less than $0.065 per share. AccelPath also agreed to prepay a portion of the principal and accrued and unpaid interest on the Note on a monthly basis depending on the EBITDA generated by the assets acquired from Digipath pursuant to the Purchase Agreement.

As stated above, at an assumed Conversion Price of $0.02 per share, the 1,250 shares of Series G Preferred issued to Mr. Reddy would be convertible into 62,500,000 shares of common stock. AccelPath also granted piggyback registration rights for the shares of common stock underlying the Series G Preferred and the shares of common stock issuable pursuant to the Note.

The issuance and sale of the Note and the Series G Preferred was not registered under the Securities Act of 1933, and was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Purchase Agreement, the Loan Agreement, the Promissory Note, copies of which is filed as Exhibit 2.1, Exhibit 10.1, and Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

The Purchase Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K is filed herewith solely to provide investors and stockholders with information regarding its terms. The Purchase Agreement was not and is not intended to provide any other factual information about AccelPath. The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Purchase Agreement and are materially modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may not be fully reflected in the AccelPath’s public disclosures.

Item 8.01 Other Events

On September 24, 2012, AccelPath issued a press release announcing that it acquired Digipath pursuant to the Purchase Agreement.  AccelPath’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.

(b)

Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.

(d)

Exhibits.

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
2.1	Equity Purchase Agreement, dated as of September 18, 2012, by and among AccelPath, Inc., Digipath Solutions, LLC and Rishi Reddy	x
4.1	Series G Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Delaware on September 18, 2012	x
10.1	Loan Agreement dated as of September 18, 2012, by and among AccelPath, Inc., Digipath Solutions, LLC and Rishi Reddy	x
10.2	Promissory Note dated as of September 18, 2012 payable to Rishi Reddy	x
99.1	Press Release dated September 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar
Chief Executive Officer

Date: September 24, 2012

Exhibit Index

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
2.1	Equity Purchase Agreement, dated as of September 18, 2012, by and among AccelPath, Inc., Digipath Solutions, LLC and Rishi Reddy	x
4.1	Series G Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Delaware on September 18, 2012	x
10.1	Loan Agreement dated as of September 18, 2012, by and among AccelPath, Inc., Digipath Solutions, LLC and Rishi Reddy	x
10.2	Promissory Note dated as of September 18, 2012 payable to Rishi Reddy	x
99.1	Press Release dated September 24, 2012